UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 18, 2010

Glu Mobile Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2207 Bridgepointe Parkway, Suite 250, San Mateo, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 532-2400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 18, 2010, Glu Mobile Inc. (the "Company") and two of its subsidiaries, Glu Games Inc. and Superscape Inc., entered into Amendment No. 3 to Amended and Restated Loan and Security Agreement (the "Third Amendment") with Silicon Valley Bank ("SVB"). The Third Amendment amends the Amended and Restated Loan and Security Agreement dated as of December 29, 2008 (the "Loan Agreement") as follows:

(1) The Third Amendment extends the maturity date of the Loan Agreement from December 22, 2010 until June 30, 2011.

(2) The Third Amendment amends the financial covenant contained in the Loan Agreement relating to earnings before interest, taxes, depreciation and amortization ("EBITDA"), which covenant had been previously amended pursuant to Amendment No. 1 to the Loan Agreement entered into on August 24, 2009 and Amendment No. 2 to the Loan Agreement entered into on February 10, 2010. The Third Amendment requires the Company to maintain, measured on consolidated basis as of the end of each of the following periods, EBITDA of at least the following:

• January 1, 2010 through March 31, 2010: ($2,100,000)
• April 1, 2010 through June 30, 2010: ($1,100,000)
• July 1, 2010 through September 30, 2010: ($500,000)
• October 1, 2010 through December 31, 2010: $1,750,000
• January 1, 2011 through March 31, 2011: ($300,000)
• April 1, 2011 through June 30, 2011: $100,000

(3) The Third Amendment increases the interest rate for borrowings under the Loan Agreement by 0.75%; the rate was increased from SVB’s prime rate, plus 1.0%, but no less than 5.0%, to SVB’s prime rate, plus 1.75%, but no less than 5.0%.

Other than as described above, there were no other material amendments made to the Loan Agreement.

The foregoing description of the Third Amendment is qualified in its entirety by the Third Amendment, a copy of which is filed as Exhibit 99.01 to this Report and is incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01 Amendment No. 3 to Amended and Restated Loan and Security Agreement, dated as of March 18, 2010, by and among Glu Mobile Inc., Glu Games Inc., Superscape Inc. and Silicon Valley Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

March 22, 2010	By:	/s/ Eric R. Ludwig

Name: Eric R. Ludwig
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.01	99.01 Amendment No. 3 to Amended and Restated Loan and Security Agreement, dated as of March 18, 2010, by and among Glu Mobile Inc., Glu Games Inc., Superscape Inc. and Silicon Valley Bank